Exhibit 10.05

                 STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT

     This Stockholders and Registration Rights Agreement dated as of May __, 1996 by and among Clearview cinema Group, Inc. (the "Company"), A. Dale Mayo ("Mayo"), Brett E. Marks ("Marks"), CMNY Capital II, L.P. (the "Investor"), Michael C. Rush ("Rush"), MidMark Capital, L.P. ("MidMark"). and Emerson Cinema, Inc. ("Emerson"). Each of Mayo, Marks, the Investor, Rush, Midmark, and Emerson is sometimes referred to herein as a "Stockholder" and collectively as the "Stockholders."

     In consideration of the premises and mutual promises contained herein, the parties hereto, intending to be legally bound, agree as follows:

     1. Board of Directors. (a) The Stockholders and the Company shall vote all their shares to establish and maintain a Board of Directors of the Company and each of its subsidiaries of no fewer than five and no more than seven persons and in accordance with this Section 1. Each of (i) the Investor and MidMark shall be entitled to nominate that number of directors (but in any event no fewer than one) as is closest to the proportion of shares of capital stock held by each of the Investor and MidMark respectively and (ii) Mayo shall be entitled to nominate the remaining number of directors. By way of example, if the number of directors shall be six, the Investor shall be entitled to nominate one director, MidMark shall be entitled to nominate two directors, and Mayo shall be entitled to nominate three directors. The Stockholders shall vote all their shares to elect the individuals so nominated to be directors. If Stockholder that nominated a director gives written notice to all the other Stockholders that such Stockholder wishes to remove the director nominated by such Stockholder, the Stockholders shall vote all of their shares in favor of removing that director. If for any reason any director ceases to hold office, the Stockholder that nominated that director shall promptly nominate an individual to fill the vacancy so created for the unexpired term and the Stockholders shall vote all their shares for the individual nominated to fill the vacancy.

     (b) Any provision in the Company's By-Laws to the contrary notwithstanding,
(i) the Company and each Subsidiary shall in any event provide notice to the Investor, MidMark and Mayo and any designated director(s) of each of them of each meeting, whether regular or special, of the Board of Directors of the Company and each Subsidiary, (ii) no Board Committee of the Company or any Subsidiary may be constituted without such number of the designated director(s) of the Investor, MidMark and Mayo as is proportional to the number of designated director(s) of each of them on the full Board and (iii) the Company and each



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Subsidiary waive any bond with respect to the designated director(s) of each of the Investor, MidMark or Mayo that might be required under the Company's or any Subsidiary's By-Laws.

     2. Transfers and Issuances of Shares.

     2.1 Transfers Only as Permitted by this Agreement. No Stockholder may transfer any shares in the Company, except as specifically permitted or required by the provisions of this Agreement, and any purported transfer in any other manner shall be void.

     2.2 Permitted Transfers. Any Stockholder may transfer all or a portion of his shares to (i) his spouse or other member of his immediate family (including adopted or foster children) or a trust or other entity for the benefit of the foregoing, (ii) Mayo, or (iii) a person which is an Affiliate of the Stockholder by virtue of being controlled by, controlling or under common control with the Stockholder (any such transferee pursuant to clause (i), (ii) or (iii), a "Permitted Transferee"); provided, however, that the Permitted Transferee, as a condition to the transfer, shall execute and deliver a written agreement, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Agreement applicable to the Stockholder making the transfer. For the purpose of this Section 2.2, any (i) employee or independent contractor of Emerson Cinema, Inc. or (ii) spouse or other member of immediate family (including adopted or foster children) of any current stockholder of Emerson Cinema, Inc. shall be deemed an Affiliate of Emerson Cinema, Inc.

     2.3 Securities Laws. Nothing contained in this Agreement shall be deemed to permit any Stockholder to transfer any of his shares in the Company in violation of applicable securities laws. Any transfer shall not be effected until the transferor has first given written notice to the Company describing briefly the manner of any such proposed transfer and the proposed transferee, and until (a) the Company has received from the Stockholder's counsel an opinion that such transfer can be made without compliance with the registration provisions of the Act or applicable state securities laws and without the necessity of perfection of any exemption pursuant to Regulation A adopted pursuant to the Act, or (b) the Company and the Stockholder shall have complied with Rule 144 promulgated under the Act (and in this connection the Company shall so comply, as hereinafter provided, upon request of the Shareholder) or (c) a registration statement with respect to the Securities being transferred that has been filed by the Company is declared effective by the Commission or steps necessary to perfect an exemption from registration under Regulation A or otherwise are completed.


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     2.4 Restrictive Legends. Unless and until otherwise permitted by this
Article, each instrument evidencing Common Stock held by the Stockholders shall be endorsed or otherwise imprinted with a suitable legend in substantially the following form:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state Blue Sky or securities laws. These securities cannot be resold without registration under such Act or applicable state securities laws or an exemption therefrom.

     In addition, the securities represented by this certificate are subject to Stockholders Agreement, dated May ___, 1996, among the Company and the other parties named therein, as the same may be modified from time to time, and may not be sold, offered, transferred, assigned, pledged, hypothecated or otherwise disposed of except in compliance with the provisions of that agreement."

The Company is hereby authorized to place "stop transfer" instructions on its records or to instruct any transfer agent to prevent the transfer of Securities except in conformity with this Agreement.

     2.5 Right of First Offer.

     (a) Except for transfers pursuant to any put right of any Stockholder or any call right of the Company and except for transfers pursuant to Section 2.2, if at any time any Stockholder other than MidMark desires to transfer any of his or its shares in the Company (the "Offered Shares"), the Stockholder shall offer those shares to the Company and to the other Stockholders (by giving them notice (the "Offer Notice") stating the number of shares subject to the offer, the price at which they are offered, and the other terms and conditions of the offer, including the name and address of the specific offeree(s), if any).

     (b) The Company and the other Stockholders shall have the right to purchase the Offered Shares in the following priority:

          (i) first up to all the Offered Shares to


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          Mayo;

          (ii) second, to the extent of any remaining Offered Shares, to the other Stockholders, pro rata based upon the Relative Proportions of each of them, with each of them possessing the right to purchase any Offered Shares declined by the other Stockholders pro rata based on the Relative Proportions of each of them; and

          (iii) third, to the extent of any remaining Offered Shares, to the Company.

For purposes of this Section 2.5, the "Relative Proportion" of any Stockholder shall mean that portion of the Offered Shares equal to the total number of Offered Shares multiplied by a fraction the numerator of which is equal to the number of shares owed by such Stockholder prior to such purchase and the denominator of which is equal to the number of shares owned by all Stockholders prior to such purchase that are eligible, and that have elected, to purchase the Offered Shares. For the purpose of this calculation, shares of the Company's common stock issuable upon conversion of securities then held by all stockholders or upon exercise of warrants then held by all stockholders shall be deemed to be then held by stockholders

     (c) The option shall be exercisable by notice (the "Acceptance Notice") given to the selling Stockholder and to the other Stockholders within 30 days after the date of the notice from the selling Stockholder. If the Stockholders and the Company, as applicable, do not exercise their respective options to purchase all the Offered Shares, none of the Offered Shares shall be purchased by any of them and, at any time within 180 days after the expiration of the other Stockholders' options, the selling Stockholder may transfer the Offered Shares to a third party at a price and on terms and conditions no less favorable to the selling Stockholder than those stated in the offer. But if the transfer is not made within that 180-day period, those shares shall again be subject to this Section 2.5. No transfer to a third party may be made, however, unless the transferee executes and delivers a written agreement (in form and substance satisfactory to the Company) to be bound by all the provisions of this Agreement that were applicable to the Stockholder who transferred the share to him or it. After any such transfer, each reference in this Agreement to the Stockholders shall include the transferee.

     (d) If an option is exercised under this Section 2.5, the persons exercising the option shall have a period of 30 days after the date of the Acceptance Notice to arrange financing and the closing of the purchase shall be held at the offices of


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the Company on a date not more than 30 days later. At the closing, the purchaser or purchasers shall make any payment required to be paid at the closing and, if called for by the terms of the purchase, shall deliver a promissory note or notes for the balance, and the selling Stockholder shall deliver to the purchaser or purchasers a certificate or certificates for the shares being sold, duly endorsed in blank for transfer and with all requisite stock transfer tax stamps attached. If a selling Stockholder is the personal representative of a deceased individual Stockholder, that Stockholder shall also deliver appropriate estate tax waivers.

     2.6 Right to Purchase Additional Shares. If at any time the Company proposes to issue any of its securities to any person (other than pursuant to a plan or arrangement providing for the grant of options (or similar rights) to employees, officers or directors of the Company to purchase shares in the Company or as additional consideration to a financial institution that is not an Affiliate of any Stockholder in connection with the making of a loan to the Company (or its subsidiaries)), each Stockholder shall have the right to purchase, upon the same terms, a proportionate quantity of those securities (in the proportion that the number of shares then held by that Stockholder bears to the total number of shares of the Company's common stock then held by all stockholders; for this purpose, shares of the Company's common stock issuable upon conversion of securities then held by all stockholders or upon exercise of warrants then held by all stockholders shall be deemed to be then held by stockholders). The Company shall give notice to each Stockholder setting forth the identity of the person to whom it proposes to issue the securities and the time, which shall not be fewer than 30 days, within which and the terms and conditions upon which the Stockholder may purchase the securities, which shall be the same terms and conditions upon which such person may purchase securities.

     2.7 Right of Participation. Except for transfers pursuant to any put right of any Stockholder or any call right of the Company and except for transfers pursuant to Section 2.2, if at any time any Stockholder other than MidMark desires to sell any of his shares pursuant to any offer from any person (the "Offeror") other than a Permitted Transferee, after the expiration of all option exercised periods under Section 2.5 without the Offered Shares having been accepted for purchase, he shall give notice of the proposed sale to the other Stockholders, setting forth the name and address of the prospective buyer, the proposed purchase price and the other terms and conditions of the offer. Each of the other Stockholders shall have the option (exercisable by notice given to the first Stockholder within 20 days of the notice of the proposed sale under this
Section 2.7)


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to include in the sale in place of shares that would otherwise be sold to the
Offeror by the first Stockholder, such number (but not less than such number) of shares as is equal to the total number of shares to be purchased by the Offeror multiplied by a fraction, the numerator of which is the number of shares held by such other Stockholder and the denominator of which is the number of issued and outstanding shares held by all Stockholders other than the first Stockholder. A Stockholder shall not agree to sell any shares to an Offeror unless the Offeror is willing to purchase shares in the manner provided in this Section 2.7.

     3. Registration of Securities.

     3.1 Definitions and Restrictions.

     (a) The following constitute definitions of certain of the terms used in this Article:

          (i) "Commission" means the Securities and Exchange Commission. "Company" means the issuer of Registrable Securities.

          (ii) "Holder" means the Holder of any "Registrable Securities" as hereinafter defined in this Section 3.1 and each such Holder's respective successor(s), transferee(s) and assign(s).

          (iii) "Registrable Securities" and "Securities" means, for purposes of this Section 3 only, the Common Stock now or hereafter held by the Stockholders. "Unrestricted Securities" shall not be included in "Registrable Securities" for purposes of this Article.

          (iv) "Unrestricted Securities" means at any time Securities that either (A) have theretofore been registered, offered and distributed to the public, or (B) have theretofore been sold or transferred without registration under said Act in a transaction in which (in the opinion of counsel for the transferor) such registration was not required and which did not involve any investment representation or investment undertaking by the transferee with respect to such securities, such as a transfer pursuant to Regulation A or Rule 144.

          (v) "Registration", "register" and like words mean compliance with all of the laws, rules and regulations (federal, state and local), and provisions of agreements and corporate documents pertaining to lawful and unconditional transfer of securities including registration of any offering of securities on



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     any form including S-1, S-2, S-3 or S-18, or any SB form, if applicable.

     3.2 Requested Registration.

     (a) If either Mayo or the Investor shall notify the Company after December 31, 1996, or MidMark shall notify the Company after May __, 1998, that he or it proposes to sell or transfer any of the Registrable Securities and requests registration thereof, the Company shall promptly give written notice of such request to all other Holders and comply with paragraph 3.2(b) below. If the managing underwriter of the offering being registered pursuant to this paragraph 3.2(a) advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts thereof held by or issuable to such Holders at the time of filing the registration statement for which registration has been demanded. Any provision herein to the contrary notwithstanding, the right to request registration shall be limited to two registrations initiated by each of Mayo, the Investor and MidMark; provided, however, that (i) no such request shall require a registration statement to become effective prior to 180 days after the effective date of a registration statement that shall have been filed by the Company covering a firm commitment underwritten public offering of Common Stock in which the Company's shares are to be traded on NASDAQ-NMS or listed on the American Stock Exchange or the New York Stock Exchange, if the Company shall theretofore have given written notice of such registration statement to the Holders of the Registrable Securities pursuant to this paragraph 3.2(a) or Section 3.6 and shall have thereafter pursued the preparation, filing and effectiveness of such registration statement with diligence; and (ii) the Company shall not be required to effect such a registration unless the Holder(s) requesting registration propose to dispose of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $3,000,000. A right to demand registration shall be deemed exercised when the registration statement is effective. If and when the rights hereunder are sought to be exercised, the Company shall notify all other Holders.

     (b) Upon a demand under paragraph 3.2(a) the Company shall (i) file within 90 days a registration statement on the appropriate form referred to in paragraph 3.2(c) (or any form adopted in lieu thereof) under the Act of the Registrable Securities that the Company has been requested to register


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including any requests of Holder(s) subsequent to notice from the Company to the
Holders as provided in (a) above; (ii) if the offering is pursuant to an underwriting agreement (the underwriter to be the person selected by the Holders of the majority of the Securities to be registered), enter into an underwriting agreement with underwriters selected by the Holder(s) requesting an offering of securities, said agreement to be in such form as the underwriter shall require (and which would not materially and adversely affect the Company), and enter into indemnification as provided in Section 3.6 hereof; (iii) use its best efforts to have such registration statement declared effective and remain effective for at least 180 days; (iv) notify the Holder(s) promptly after it shall receive notice thereof, of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed; (v) notify the Holder(s) promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or additional information; (vi) prepare and file with the Commission, promptly upon any Holder's request, any amendment or supplement to such Registration Statement or prospectus that, in the opinion of counsel for the Holder(s), may be necessary or advisable in connection with the distribution of the Registrable Securities by the Holder(s); (vii) prepare and promptly file with the Commission and promptly notify the Holder(s) of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statement or omission; (viii) in case any Holder(s) is
(are) required to deliver a prospectus, at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 3 of the Act; (ix) not file any amendment or supplement to the Registration Statement or prospectus to which any Holder(s) shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (x) advise each Holder promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (xi) use its best efforts to qualify the Securities for sale under the securities laws of such states as such Holder(s) may reasonably request, except that it shall not be required in connection therewith or as a condition thereof to execute a general consent to service or qualify to do business in any such states or otherwise to subject itself to taxation therein solely because of such qualification; (xii) furnish to each Holder as soon as available copies of any such registration


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statement and each preliminary or final prospectus, or supplement, required to be prepared pursuant to this Section 3, all in such quantities as each Holder may from time to time reasonably request; and (xiii) refrain from issuing, or, selling, or registering for sale by any other security holder, within the 90-day period commencing 30 days before and ending 60 days after the effective date of the registration statement complying with such demand, any securities not held by the Holders demanding registration.

     3.3 Information to be Furnished by Holder. Each Holder shall furnish to the Company in writing all information within the Holder's possession or knowledge required by the applicable rules and regulations of the Commission and by any applicable state securities or Blue Sky Laws concerning the proposed method of sale or other disposition of the Securities, and the identity of and compensation to be paid to any proposed underwriter(s) to be employed in connection therewith.

     3.4 Costs and Expenses. The Company shall pay all costs and expenses for all registrations under this Section 3. The costs and expenses, include, without limitation, the reasonable fees and expenses of the Company's counsel, one special counsel selected by the Holders offering such Registrable Securities, the fees and expenses of accountants and auditors and all other costs and expenses incident to the preparation, printing and filing of any and all documents to be filed under the Act, each prospectus and all amendments and supplements thereof, the costs incurred in connection with the qualification of the Registrable Securities and the offering thereof under the laws of various jurisdictions (including fees and disbursements), the cost of listing on any exchange, the cost of furnishing to each Holder such copies as the Holder shall reasonably request of any registration statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereto and all expenses incident to delivery of the Registrable Securities to any underwriter or underwriters; but not the commissions or discounts payable by the Holder(s) to such underwriter(s).


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     3.5 Incidental Registration.

     (a) If the Company shall at any time or times propose for itself or any other person the registration under the Act of any securities of the Company or propose an offering under Regulation A or similar regulation (or on any other form for the general registration of securities), the Company shall give written notice of such proposed registration to all of the Holders. The Company shall include in any such registration statement and any related underwriting agreements such Registrable Securities of any Holder who within 30 days after the giving of such notice shall request such inclusion. Each such Holder shall be entitled to all the benefits of this Article. The right to registration provided in this Section 3.5 is in addition to and not in lieu of the demand registration rights provided in Section 3.2; all incidental registrations shall be at the Company's expense as provided in Section 3.4. The provisions of this
Section 3.5 apply (i) to an offering of any securities pursuant to a merger, consolidation or acquisition of assets transaction and (ii) even though the Holder(s) requesting incidental registration is (are) or may be free, at the time, to sell any or all of the Registrable Securities with respect to which such registration was requested in accordance with either (A) Rule 144 (or any similar rule or regulation) promulgated under the Act. (B) The right to incidental registration shall apply to any registration proposed by the Company notwithstanding that it is proposed subsequent to a demand under Section 3.2; and upon the Company's proposal, any registration then in process or effective under Section 3.2 shall, at the option of the Holder(s) having requested registration, be and become a registration under Section 3.5. If the managing underwriter of the offering being registered pursuant to this paragraph 3.2 advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts thereof held by or issuable to such Holders at the time of filing the registration statement for which registration has been demanded.

     3.6 Indemnification by Company. The Company shall, to the maximum extent permitted by law, indemnify and hold harmless each Holder registering an offering of Registrable Securities and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter, against any losses, claims, damages or liabilities, judgments, settlements, awards and expenses (including attorneys' fees) (collectively "Losses"), to which such Holder or underwriter or


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such controlling person may become subject, under the Act or otherwise, insofar as such Losses are caused by, based upon, or arise out of or relate to any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement filed under the Act, any prospectus contained therein, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and reimburse each such Holder, underwriter and controlling person for any legal or other expenses incurred by such Holder, underwriter or such controlling person in connection with investigating or defending against any such Loss; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by the Holder or underwriter specifically for use in the preparation of such prospectus or if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such statement, alleged statement, omission or alleged omission and a copy of such final prospectus had not been sent or given at or prior to the confirmation of the sale with respect to which such Loss relates.

     3.7 Indemnification by Holder. Each Holder registering an offering of Registrable Securities shall, to the maximum extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement, and any underwriter and each person, if any, who controls the Company or the underwriter, within the meaning of the Act, against any Loss to which the Company, or any such director, officer, underwriter or controlling person may be or become subject under the Act or otherwise, insofar as such Loss is caused by any untrue or alleged untrue statement of any material fact contained in said registration statement, said prospectus, or amendment or supplement thereto, or arises out of or is based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such Loss is a result of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation of the registration statement; or arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary prospectus even if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such statement, alleged statement, omission or alleged omission is a copy of such


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final prospectus had not been sent or given at or prior to the confirmation of the sale with respect to which such Loss relates. Each Holder's obligation under this provision shall be several and not joint and in no event exceed the net proceeds received on account of the offering to which the indemnity relates.

     3.8 Notice to Indemnitor. Promptly after receipt by an indemnified party of notice of the commencement of any action indemnifiable hereunder, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, and the indemnifying party, without acknowledging any validity to the underlying claim, acknowledges its liability to indemnify the indemnified party therefor, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, but may not settle such action without the consent of the indemnified party. If the indemnifying party undertakes the defense of any matter for which indemnity is claimed, and if the indemnified party wishes nevertheless to retain counsel to represent it in such matter, the fees of such counsel shall be the responsibility solely of the party retaining such counsel unless the indemnified party has conflicting or separate defenses in such action, in which case its attorneys' fees will be borne by the indemnifying party.

     3.9 Additional Obligations. If, in order to effect a registration statement, any Registrable Securities require declaration of or registration with or approval of any federal or state governmental official or authority (other than registration under the Act or qualifications or registration under state securities or Blue Sky laws) before such Registrable Securities may be sold, the Company at its own expense shall take all reasonable action in connection with such registration, declaration or approval and will use its best efforts to cause such Registrable Securities to be duly registered or approved as may be required; provided, however, that in connection therewith or as a condition thereof, the Company shall not be required to execute a general consent to service or to qualify to do business in any such state. The foregoing shall not include any regulatory requirements applicable solely to any Holder.

     3.10 Rule 144 Covenants. With a view to making available to each Holder the benefits of Rule 144 promulgated


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under the Act (which term as used herein includes the present Rule 144 and any other, additional, substitute, supplement, or analogous rule or regulation of the Commission that may at any time permit a Holder to sell securities to the public exempt from registration), the Company agrees, after consummation of a registered public offering, to maintain registration of its Common Stock under
Section 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended, as required by law, and (i) to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Exchange Act of 1934, as amended, so as to maintain the availability of Rule 144 to the Holders, notwithstanding that the Company would not have to maintain such filing but for this provision of the Agreement; (ii) at its expense, forthwith upon any Holder's request, to deliver to any Holder a certificate, signed by one of the Company's principal officers, stating (A) Company's name, address and telephone number (including area code),
(B) Company's Internal Revenue Service identification number, (C) Company's Securities and Exchange Commission file number, (D) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by Company and (E) the Company has filed the reports required to be filed under the Securities Exchange Act of 1934, as amended, for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder and such other or additional information as shall be necessary to made available to the Holder the ability to offer and sell the maximum number of shares under Rule 144; and (iii) when Rule 144 is being complied with, to deliver securities not bearing the legend prescribed by this Agreement or any other legend restricting transfer for such Securities, as may be requested from time to time by any Holder subject to this Agreement.

     4. Miscellaneous.

     4.1 Notices. All notices and communications provided for hereunder shall be deemed to be given when personally delivered or mailed with sufficient postage by registered or certified mail, return receipt requested, or by receipted courier service or sent by facsimile transmission:

     (a) if to the Company or Mayo, Clearview Cinema Group, Inc., 7 Waverly Place, Madison, New Jersey, 07940, Telecopy No. (201) 377-4303, Attention: A. Dale Mayo, or at such other address as may have been furnished to the Investor in writing by the Company, marked "Attention: President," with a copy to:
Kirkpatrick & Lockhart, One Rockefeller Plaza, New York, New York 10020,
Attention: Warren H. Colodner, Esq.;

     (b) if to the Investor, 135 East 57th Street, 26th Floor, New York, New York 10022, Telecopy No. (212) 980-2630, Attention: Mr. Robert Davidoff, or at such other address as may be furnished to the Company by the Investor in writing, with a copy to: Reid & Priest, 40 West 57th Street, New York, New York 10019, Attention: Herbert B. Max, Esq.;

     (c) if to Marks, First New York Realty, 310 Madison Avenue, New York, New York 10017, Telecopy No. (212) 682-0151;

     (d) if to Rush, 1 Kenneth Court, Summit New Jersey, 07901, Telecopy: (908) 522 - 0206; or

     (d) if to Emerson, to John Nelson, 93 Hope Road, Blairsville, NJ 07825 with a copy to Jack Wenarsky, Esq., 225 Route 10, Succasunna, New Jersey 07876,
Telecopy: (201) 927-5252.

     Any notice or other communication so addressed and so sent shall be deemed to have been given when mailed or faxed. Failure to send a copy of a notice to attorneys shall not vitiate any notice sent to a party.

     4.2 Remedies. The parties will be irreparably damaged if this Agreement is not specifically enforced. If any dispute arises concerning any transfer or other disposition of shares under this Agreement, an injunction may be issued restraining the transfer or other disposition, pending the determination of the controversy, without any bond or other security being required. If any dispute arises concerning the right or obligation to purchase or sell or vote any shares under this Agreement, the right or obligation shall be specifically enforceable in a court of competent jurisdiction upon application or petition by the Company or any Stockholder.

     4.3 Confidentiality. Except as required by law, the Stockholders shall treat as confidential all information regarding the Company now or hereinafter received by them and shall not use any such information for any purposes other than in their dealings with the Company.

     4.4 Entire Agreement; Modification of Agreement; Consents. This Agreement constitutes the entire agreement among the parties hereto. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made and/or compliance with any covenant or condition herein set forth may be omitted, only upon written consent of the parties hereto.

     4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective permitted successors and assigns.

     4.6 Governing Law. This Amendment shall be construed and enforced in accordance with the laws of Delaware without regard to any principles of conflicts of law.

     4.7 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     4.8 Term. Unless sooner terminated in accordance with their terms, all of the covenants and other terms of this Agreement shall survive in full force and effect until the earliest to occur of (i) the liquidation or dissolution of the Company, (ii) the sale of all or substantially all of the assets of the Company
(iii) the sale of all the shares held by the Stockholders, (iv) the consummation of an underwritten public offering of the Company's Common Stock with gross proceeds to the Company of at least $5,000,000, and (v) the 20th anniversary of the Closing Date; provided, however, that the provisions of Section 3 shall not be terminated by a public offering.

     4.9 Construction.

     (a) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (b) As used in this Agreement, (i) the term "person" means any individual, corporation, partnership, joint venture, trust, governmental authority or other entity, and (ii) the term "shares" means the Shares or any other securities of the Company whether Common Stock or otherwise.

     (c) The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provisions as may be possible and be legal, valid and enforceable.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment and Stockholders Agreement to be duly executed as of the date first above written.


                                                CLEARVIEW CINEMA GROUP, INC.



                                                By: ________________________
                                                    A. Dale Mayo
                                                    President


                                                CMNY CAPITAL II, L.P.



                                                By: ________________________
                                                    Robert Davidoff
                                                    General Partner


                                                EMERSON CINEMA, INC.



                                                By: ________________________


                                                ____________________________
                                                A. Dale Mayo


                                                ____________________________
                                                Brett E. Marks


                                                ____________________________
                                                Michael C. Rush

                                                MIDMARK CAPITAL, L.P.

                                                By: MidMark Associates, L.P.
                                                     General Partner



                                                By:_________________________
                                                    Denis Newman,
                                                    President